Exhibit 10.1
EXECUTION VERSION

Registration Rights Agreement
Dated as of May 26, 2011
among
NAVIOS MARITIME ACQUISITION CORPORATION
NAVIOS ACQUISITION FINANCE (US) INC.
and
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
S. Goldman Advisors LLC
Credit Agricole Securities (USA) Inc.
DVB Capital Markets LLC
and
Cantor Fitzgerald & Co.

REGISTRATION RIGHTS AGREEMENT
          THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 26, 2011 by and among NAVIOS MARITIME ACQUISITION CORPORATION, a Marshall Islands corporation (the “Company”), NAVIOS ACQUISITION FINANCE (US) INC., a Delaware corporation (“Navios Acquisition Finance” and, together with the Company, the “Co-Issuers”), each of the guarantors listed in Schedule A attached hereto (the “Guarantors”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and each other Initial Purchaser set forth on Schedule B attached hereto collectively, the “Initial Purchasers”), for whom Merrill Lynch is acting as representative (the “Representative”).
          This Agreement is made pursuant to the Purchase Agreement, dated as of May 12, 2011, among the Co-Issuers, the Guarantors and the Initial Purchasers (the “Purchase Agreement”), which provides for the sale by the Co-Issuers to the Initial Purchasers of an aggregate of $105,000,000 principal amount of the Co-Issuers’ 8 5/8% First Priority Ship Mortgage Notes due 2017 (the “Notes”), unconditionally guaranteed on a senior basis by each of the Guarantors (the “Guarantees” and together with the Notes, the “Securities”). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Co-Issuers and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.
          In consideration of the foregoing, the parties hereto agree as follows:
          1. Definitions.
          As used in this Agreement, the following capitalized defined terms shall have the following meanings:
          “1933 Act” shall mean the Securities Act of 1933, as amended from time to time.
          “1934 Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
          “Additional Interest” shall have the meaning set forth in Section 2.5 hereof.
          “Business Day” shall mean any day other than a Saturday, Sunday, U.S. Federal holiday or a day on which banking institutions or trust companies located in the city of New York, New York, are authorized or obligated by law or executive order to close.
          “Closing Date” shall mean the day of the Closing Time as defined in the Purchase Agreement.
          “Co-Issuer” shall have the meaning set forth in the preamble.
          “Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

          “Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Co-Issuers, provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.
          “Effectiveness Period” shall have the meaning set forth in Section 2.2 hereof.
          “Exchange Offer” shall mean the exchange offer by the Co-Issuers and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2.1 hereof.
          “Exchange Offer Registration” shall mean a registration under the 1933 Act effected pursuant to Section 2.1 hereof.
          “Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form F-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein. For the avoidance of doubt, all guarantors in respect of the Notes (regardless of whether each such person is a Guarantor on the date hereof) shall be included as registrants in any Exchange Offer Registration Statement.
          “Exchange Period” shall have the meaning set forth in Section 2.1 hereof.
          “Exchange Securities” shall mean the 8 5/8% First Priority Ship Mortgage Notes due 2017, issued by the Co-Issuers under the Indenture containing terms identical to the Securities in all material respects (except that the additional interest rate, restrictions on transfers and restrictive legends provisions thereof shall be eliminated), to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.
          “Existing Securities” shall mean the securities issued in exchange for the Issuer’s $400,000,000 8 5/8% First Priority Ship Mortgage Notes due 2017 issued on October 21, 2010, pursuant to the registration rights agreement entered into in connection with the issuance of such securities.
          “First Priority Ship Mortgage Notes” shall mean the $105,000,000 8 5/8% First Priority Ship Mortgage Notes due 2017.
          “Guarantor” shall have the meaning set forth in the preamble and shall also include any additional guarantors in respect of the Notes (regardless of whether each such person is listed as a Guarantor on Schedule A on the date hereof).
          “Holder” shall mean an Initial Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture and each Participating Broker-Dealer that holds Exchange Securities for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

          “Indenture” shall mean the Indenture relating to the Securities and the Existing Securities, dated as of October 21, 2010, among the Co-Issuers, the Guarantors and Wells Fargo Bank, National Association, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.
          “Initial Purchaser” or “Initial Purchasers” shall have the meaning set forth in the preamble.
          “Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by either Co-Issuer, the Guarantors and any other guarantors of the Notes or any Affiliate (as defined in the Indenture) of the Co-Issuers or the Guarantors (or any other guarantor of the Notes) shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage amount.
          “Participating Broker-Dealer” shall mean any of Merrill Lynch, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., S. Goldman Advisors LLC, DVB Capital Markets LLC, Credit Agricole Securities (USA) Inc. and Cantor Fitzgerald & Co. and any other broker-dealer which makes a market in the Securities and exchanges Registrable Securities in the Exchange Offer for Exchange Securities.
          “Person” shall mean an individual, partnership (general or limited), corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.
          “Private Exchange” shall have the meaning set forth in Section 2.1 hereof.
          “Private Exchange Securities” shall have the meaning set forth in Section 2.1 hereof.
          “Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.
          “Purchase Agreement” shall have the meaning set forth in the preamble.
          “Registrable Securities” shall mean the Securities and, if issued, the Private Exchange Securities; provided that, such Securities and, if issued, such Private Exchange Securities shall cease to be Registrable Securities on the earliest to occur of (i) the date on which a Registration Statement with respect to such Securities or such Private Exchange Securities has become effective under the 1933 Act and such Securities or such Private Exchange Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) the date on which such Securities or Private Exchange Securities shall have ceased to be outstanding or (iii) the date on which the Exchange Offer is consummated (except in the case of Private Exchange Securities and Securities purchased from the Co-Issuers and continued to be held by the Initial Purchasers).
          “Registration Default” shall have the meaning set forth in Section 2.5 hereof.
          “Registration Expenses” shall mean any and all expenses incident to or incurred in connection with the performance by the Co-Issuers and the Guarantors of, or compliance by the Co-Issuers and the Guarantors with, this Agreement, including without limitation: (i) all SEC, stock exchange or Financial Industry Regulatory Authority, Inc. (“FINRA”) registration and filing fees, including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained by any holder of Registrable Securities in accordance with the rules and regulations of FINRA, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of FINRA (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities and any filings with FINRA), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (v) all rating agency fees, (vi) the fees and disbursements of counsel for the Co-Issuers and the Guarantors and of the independent public accountants of the Co-Issuers and the Guarantors, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, (vii) the fees and expenses of the Trustee, and any escrow agent or custodian, (viii) the reasonable fees and expenses of the Initial Purchasers in connection with the Exchange Offer, (ix) in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one special counsel (and any reasonably requested local counsel) representing the Holders of Registrable Securities (which counsel shall be elected by the Majority Holders and which counsel may also be the counsel for the Initial Purchasers) and (x) any fees and disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the fees and expenses of any special experts retained by the Co-Issuers and the Guarantors in connection with any Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.
          “Registration Statement” shall mean any registration statement of the Co-Issuers and the Guarantors which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
          “SEC” shall mean the Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

          “Shelf Registration” shall mean a registration effected pursuant to Section 2.2 hereof.
          “Shelf Registration Statement” shall mean a “shelf” registration statement of the Co-Issuers and the Guarantors pursuant to the provisions of Section 2.2 of this Agreement which covers all of the Registrable Securities or all of the Private Exchange Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein. For the avoidance of doubt, all guarantors in respect of the Notes (regardless of whether each such person is a Guarantor on the date hereof) shall be included as registrants in any Shelf Registration Statement.
          “Shelf Suspension Period” shall have the meaning set forth in Section 2.2 hereof.
          “Trustee” shall mean the trustee with respect to the Securities under the Indenture.
          2. Registration Under the 1933 Act.
          2.1. Exchange Offer. The Co-Issuers and the Guarantors shall, for the benefit of the Holders, at the Co-Issuers’ and the Guarantors’ cost, (A) prepare and file with the SEC no later than 210 days after the Closing Date, an Exchange Offer Registration Statement on an appropriate form under the 1933 Act with respect to a proposed Exchange Offer and the issuance and delivery to the Holders, in exchange for the Registrable Securities (other than Private Exchange Securities), of a like principal amount of Exchange Securities, (B) use their commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective, under the 1933 Act not later than 330 days after the Closing Date, (C) use their commercially reasonable efforts to keep the Exchange Offer Registration Statement effective until the closing of the Exchange Offer, (D) use their commercially reasonable efforts to cause the Exchange Offer to be consummated not later than 395 days after the Closing Date, and (E) upon the effectiveness of the Exchange Offer Registration Statement, promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for Exchange Securities (provided that such Holder (a) is not an affiliate of either Co-Issuer within the meaning of Rule 405 under the 1933 Act, (b) is not a broker-dealer tendering Registrable Securities acquired directly from the Co-Issuers for its own account, (c) acquired the Exchange Securities in the ordinary course of such Holder’s business and (d) has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the 1933 Act and under state securities or blue sky laws.
          In connection with the Exchange Offer, the Co-Issuers and the Guarantors shall:

     (a) mail as promptly as reasonably practicable to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;
     (b) keep the Exchange Offer open for acceptance for a period of not less than 20 Business Days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the “Exchange Period”);
     (c) utilize the services of the Depositary for the Exchange Offer;
     (d) permit Holders to withdraw tendered Registrable Securities at any time prior to 5:00 p.m. (Eastern time), on the last Business Day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing such Holder’s election to have such Securities exchanged;
     (e) notify each Holder that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and
     (f) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.
          A Holder that wishes to exchange Registrable Securities in the Exchange Offer shall be required to (a) represent that (i) it is not an affiliate of either Co-Issuer within the meaning of Rule 405 under the 1933 Act, (ii) all Exchange Securities to be received by it shall be acquired in the ordinary course of its business and (iii) at the time of the consummation of the Exchange Offer it shall have no arrangement or understanding with any person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities and (b) make such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations.
          If such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, such broker-dealer will be required to acknowledge that it will deliver a Prospectus in connection with any resale of the Exchange Securities (and the Co-Issuers hereby agree and undertake to provide any such broker-dealer with such number of Prospectuses as such broker-dealer may reasonably request for such purpose).
          If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Securities acquired by them and having the status of an unsold allotment in the initial distribution, the Co-Issuers upon the request of any Initial Purchaser shall, simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to such Initial Purchaser in exchange (the “Private Exchange”) for the Securities held by such Initial Purchaser, a like principal amount of debt securities of the Co-Issuers on a senior secured basis, that are identical to the Exchange Securities, except that such securities shall bear appropriate transfer restrictions (the “Private Exchange Securities”).
          The Exchange Securities and the Private Exchange Securities shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), or is exempt from such qualification and shall provide that the Exchange Securities shall not be subject to the transfer restrictions or “Additional Interest” provisions set forth in the Indenture but that the Private Exchange Securities shall be subject to such transfer restrictions. The Indenture or such indenture shall provide that the Exchange Securities, the Private Exchange Securities and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Securities, the Private Exchange Securities or the Securities will have the right to vote or consent as a separate class on any matter. The Private Exchange Securities shall be of the same series as and the Co-Issuers shall use all commercially reasonable efforts to have the Private Exchange Securities bear the same CUSIP number as the Exchange Securities, if at any time the same is possible. The Co-Issuers shall not have any liability under this Agreement solely as a result of such Private Exchange Securities not bearing the same CUSIP number as the Exchange Securities.
          As soon as reasonably practicable after the close of the Exchange Offer and/or the Private Exchange, as the case may be, the Co-Issuers shall:
     (i) accept for exchange all Registrable Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which shall be an exhibit thereto;
     (ii) accept for exchange all Securities properly tendered pursuant to the Private Exchange;
     (iii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities so accepted for exchange; and
     (iv) cause the Trustee promptly to authenticate and deliver Exchange Securities or Private Exchange Securities, as the case may be, to each Holder of Registrable Securities so accepted for exchange in a principal amount equal to the principal amount of the Registrable Securities of such Holder so accepted for exchange.
     Interest on each Exchange Security and Private Exchange Security will accrue from the last date on which interest was paid on the Registrable Securities surrendered in exchange therefor or, if no interest has been paid on the Registrable Securities, from the date of original issuance. The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than (i) that the Exchange Offer or the Private Exchange, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) the due tendering of Registrable Securities in accordance with the Exchange

Offer and the Private Exchange, (iii) that each Holder of Registrable Securities exchanged in the Exchange Offer shall have represented that all Exchange Securities to be received by it shall be acquired in the ordinary course of its business and that at the time of the consummation of the Exchange Offer it shall have no arrangement or understanding with any person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities and shall have made such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form F-4 or other appropriate form under the 1933 Act available and (iv) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer or the Private Exchange which, in the Co-Issuers’ judgment, would reasonably be expected to impair the ability of the Co-Issuers to proceed with the Exchange Offer or the Private Exchange. If the Co-Issuers determine in their reasonable judgment that any of the foregoing conditions are not satisfied, the Co-Issuers may (a) refuse to accept any Registrable Securities and return all tendered Registrable Securities to the tendering Holders, (b) extend the Exchange Offer and retain all Registrable Securities tendered before the expiration of the Exchange Offer, subject, however, to the rights of holders to withdraw those Registrable Securities, or (c) waive the unsatisfied conditions with respect to the Exchange Offer or the Private Exchange and accept all properly tendered Registrable Securities that have not been withdrawn (unless to do so could reasonably be expected to materially and adversely affect one or more tendering Holders in its capacity as such); provided that the foregoing shall not limit the right of Holders to receive, or the obligation of the Co-Issuers to pay, Additional Interest as provided by Section 2.5. The Co-Issuers shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.
          2.2. Shelf Registration. If, (i) because of any changes in law, SEC rules or regulations or applicable interpretations thereof by the staff of the SEC, the Co-Issuers are not permitted to file the Exchange Offer Registration Statement or to consummate the Exchange Offer as contemplated by Section 2.1 hereof, (ii) for any other reason the Exchange Offer Registration Statement is not declared effective on or prior to the 330th day after the Closing Date, or the Exchange Offer is not consummated on or prior to the 395th day after the Closing Date, (iii) upon the reasonable request of any of the Initial Purchasers that holds Securities or (iv) any Holder of Securities is not permitted to participate in the Exchange Offer or does not receive fully tradeable Exchange Securities pursuant to the Exchange Offer, then, in case of each of clauses (i) through (iv) (each event described in clauses (i) through (iv), a “Shelf Triggering Event”), the Co-Issuers and the Guarantors shall, at their cost:
     (a) file with the SEC, and thereafter shall use their commercially reasonable efforts to cause to be declared effective under the 1933 Act, no later than the 150th day after the occurence of a Shelf Triggering Event, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders participating in the Shelf Registration and set forth in such Shelf Registration Statement.
     (b) use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of one year from the date the Shelf Registration Statement is declared effective by the SEC, or for such shorter period that will terminate when all Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding or otherwise to be Registrable Securities (the “Effectiveness Period”); provided, however, that the Effectiveness Period in respect of the Shelf Registration Statement shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the 1933 Act and as otherwise provided herein. Notwithstanding anything to the contrary in this Agreement, at any time, the Co-Issuers and the Guarantors may delay the filing of the Shelf Registration Statement or delay or suspend the effectiveness thereof, for a reasonable period of time, but not in excess of 90 consecutive days nor more than three (3) times during any twelve-month period (each, a “Shelf Suspension Period”), if (x) the Company’s board of directors determines reasonably and in good faith that because of valid business reasons (not including avoidance of the Co-Issuers’ and the Guarantors’ obligations hereunder), including without limitation proposed or pending corporate developments and similar events or because of filings with the SEC, it is in the best interests of the Co-Issuers or the Guarantors to delay such filing or suspend such effectiveness and (y) the Co-Issuers provide prior written notice of such suspension to the Holders (which notice shall not be required to specify the nature of the event giving rise to the suspension).
     (c) notwithstanding any other provisions hereof, use their commercially reasonable efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.
          The Co-Issuers and the Guarantors shall not permit any securities other than Registrable Securities (and any Additional Notes issued under (and as defined in) the Indenture) to be included in the Shelf Registration Statement. The Co-Issuers and the Guarantors further agree, if necessary, to supplement or amend the Shelf Registration Statement, as required by Section 3(b) below, and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.
          2.3. Expenses. The Co-Issuers and the Guarantors shall pay all Registration Expenses in connection with the registration pursuant to Section 2.1 or 2.2. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

          2.4. Effectiveness.
          (a) For purposes of Section 5.7, subject to the right of the Co-Issuers to effect a Shelf Suspension Period as set forth in Section 2.2, the Co-Issuers and the Guarantors will be deemed not have used their commercially reasonable efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if the Co-Issuers or any Guarantor voluntarily takes any action that would, or omits to take any commercially practicable action which omission would, result in any such Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period as and to the extent contemplated hereby, unless such action is required by applicable law.
          (b) An Exchange Offer Registration Statement pursuant to Section 2.1 hereof or a Shelf Registration Statement pursuant to Section 2.2 hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to an Exchange Offer Registration Statement or a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.
          2.5. Additional Interest. In the event that (a) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 210th day after the Closing Date, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 330th day after the Closing Date, (c) the Exchange Offer is not consummated on or prior to the 395th day after the Closing Date, or (d) the Co-Issuers are required by Section 2.2 to file a Shelf Registration Statement, and the Shelf Registration Statement, if required, is not declared effective on or prior to the 150th day following a Shelf Triggering Event (each such event referred to in clauses (a) through (d) above, a “Registration Default”), the interest rate borne by the Securities shall be increased (“Additional Interest”) by 0.25% per annum upon the occurrence of each Registration Default, which rate will increase by an additional 0.25% per annum for each subsequent 90-day period that such Additional Interest continues to accrue under any such circumstance, provided that the maximum aggregate increase in the interest rate will in no event exceed 1.00% per annum in each case until the earlier of the date all Registration Defaults are cured, at which time the accrual of Additional Interest will cease and the interest rate will revert to the original rate. Notwithstanding the foregoing, a Holder of Registrable Securities who participated or could have participated in a consummated Exchange Offer shall not, subsequent to the consummation of such Exchange Offer in accordance with the terms of this Agreement, be entitled to Additional Interest with respect to any failure with respect to a Shelf Registration Statement. Following the cure of all Registration Defaults, the accrual of Additional Interest with respect to Registration Defaults will cease.
          If the Shelf Registration Statement is unusable by the Holders for any reason, and the aggregate number of days in any consecutive twelve-month period for which the Shelf Registration

Statement shall not be usable exceeds 45 days in the aggregate (other than as part of a permitted Shelf Suspension Period), then the interest rate borne by the Securities will be increased by 0.25% per annum of the principal amount of the Securities for the first 90-day period (or portion thereof) beginning on the 45th such date that such Shelf Registration Statement ceases to be usable in such twelve-month period (other than as part of a permitted Shelf Suspension Period), which rate shall be increased by an additional 0.25% per annum of the principal amount of the Securities at the beginning of each subsequent 90-day period, provided that the maximum aggregate increase in the interest rate will in no event exceed 1.00% per annum. Any amounts payable under this paragraph shall also be deemed “Additional Interest” for purposes of this Agreement. Upon the Shelf Registration Statement once again becoming usable, the accrual of Additional Interest will cease and the interest rate borne by the Notes will be reduced to the original interest rate if the Co-Issuers are otherwise in compliance with this Agreement at such time. Additional Interest shall be computed based on the actual number of days elapsed in each 90-day period in which the Shelf Registration Statement is unusable.
          Additional Interest shall not accrue or be payable for more than one outstanding Registration Default pursuant to the two preceding paragraphs at any given time.
          The Co-Issuers shall notify the Trustee within three Business Days after each and every date on which an event occurs in respect of which Additional Interest would be required to be paid, notwithstanding the application of the immediately preceding sentence (an “Event Date”). Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder of Registrable Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.
          3. Registration Procedures.
          In connection with the obligations of the Co-Issuers and the Guarantors with respect to Registration Statements pursuant to Sections 2.1 and 2.2 hereof, the Co-Issuers and the Guarantors shall:
     (a) prepare and file with the SEC a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Co-Issuers, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof, (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and (iv) shall comply in all respects with the requirements of Regulation S-T under the 1933 Act, and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

     (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act and comply with the provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof (including sales by any Participating Broker-Dealer);
     (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities for which the Co-Issuers have information, at least five Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders participating in the Shelf Registration; (ii) furnish to each Holder of Registrable Securities and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits in order to facilitate the public sale or other disposition of the Registrable Securities (for the avoidance of doubt, any such supplement or amendment electronically filed with the SEC on the EDGAR system shall be deemed furnished to the Holders of Registrable Securities); and (iii) hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in accordance with applicable law in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;
     (d) use their commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that neither the Co-Issuers nor any Guarantor shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or would not otherwise be required to qualify but for this Section 3(d), or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;
     (e) notify promptly each Holder of Registrable Securities under a Shelf Registration for which the Co-Issuers have information, or any Participating Broker-Dealer who has notified the Co-Issuers that it is utilizing the Exchange Offer Registration Statement as provided in paragraph (f) below, and, if requested by such Holder or Participating Broker-Dealer, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Co-Issuers and the Guarantors contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects (or, in the case of any representation or warranty that by its terms is qualified by reference to materiality, a material adverse effect or any term or concept of similar import, such representation or warranty ceases to be true in all respects), (v) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, (vi) of the receipt by the Co-Issuers of any notification with respect to the suspension of the qualification of the Registrable Securities or the Exchange Securities, as the case may be, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vii) of any determination by the Co-Issuers that a post-effective amendment to such Registration Statement would be appropriate;
     (f) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled “Plan of Distribution” which section shall be reasonably acceptable to the Representative on behalf of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential “underwriter” status of any broker-dealer that holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Representative on behalf of the Participating Broker-Dealers and their counsel, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Co-Issuers the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration

Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto, and (iv) include in the Prospectus forming part of the Exchange Offer Registration Statement (and in any transmittal letter or similar document to be executed by an exchange offeree in order to participate in the Exchange Offer): (x) the following provision:
“If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended, in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer”; and
(y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act;
     (B) to the extent any Participating Broker-Dealer participates in the Exchange Offer, the Co-Issuers and the Guarantors (to the extent customary for such a transaction) shall use their reasonable best efforts to cause to be delivered at the request of an entity representing the Participating Broker-Dealers (which entity shall be one of the Initial Purchasers, unless it elects not to act as such representative) only one, if any, “cold comfort” letter with respect to the Prospectus in the form existing on the last date for which exchanges are accepted pursuant to the Exchange Offer and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (C) below; and
     (C) to the extent any Participating Broker-Dealer participates in the Exchange Offer, the Co-Issuers and the Guarantors shall use their best efforts to maintain the effectiveness of the Exchange Offer Registration Statement for a period of 180 days following the closing of the Exchange Offer;
     (g) (i) in the case of an Exchange Offer, furnish counsel for the Initial Purchasers and (ii) in the case of a Shelf Registration, furnish counsel for the Holders of Registrable Securities copies of any comment letters received from the SEC or any other request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

     (h) make commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;
     (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, and each underwriter, if any, without charge, at least one conformed copy (or one electronically reproducible conformed copy) of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);
     (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three Business Days prior to the closing of any sale of Registrable Securities;
     (k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3(e)(v) and 3(e)(vi) hereof, as promptly as practicable after the occurrence of such an event, use their commercially reasonable efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities or Participating Broker-Dealers, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or will remain so qualified. At such time as such public disclosure is otherwise made or the Co-Issuers determine that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Co-Issuers agree as promptly as practicable to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;
     (l) in the case of a Shelf Registration, a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Initial Purchasers on behalf of such Holders (without documents incorporated therein by reference or exhibits thereto, unless so requested by any Initial Purchaser); and make representatives of the Co-Issuers as shall be reasonably requested by the Holders of Registrable Securities, or the Initial Purchasers on behalf of such Holders, available for discussion of such document;
     (m) obtain a CUSIP number for all Exchange Securities, Private Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and cause such CUSIP numbers to be the same as the CUSIP number applicable to the Existing Securities where permitted, and provide the Trustee with printed certificates for the Exchange Securities, Private Exchange Securities or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;
     (n) (i) cause the Indenture to be qualified under the TIA in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner, but only to the extent that registration of the Securities, Exchange Securities or Private Exchange Securities is required pursuant to the terms of this Agreement;
     (o) in the case of a Shelf Registration, enter into underwriting agreements and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection therewith:
     (i) to the extent practicable, make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers and guarantors to Holders or underwriters, as the case may be, in similar underwritten offerings as may be reasonably requested by them;
     (ii) if requested by any Holder or Holders of Securities being sold, obtain opinions of counsel to the Co-Issuers and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the Registrable Securities being sold) addressed to each selling Holder (to the extent customary) and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;
     (iii) in the case of an underwritten offering, obtain “cold comfort” letters and updates thereof from the Co-Issuers’ independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of either of the Co-Issuers or of any business acquired by either of the Co-Issuers for which financial statements are, or are required to be, included in the Registration Statement) addressed to the underwriters, if any, and use reasonable efforts to have such letter addressed to the selling Holders of Registrable Securities (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants), such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters to underwriters in connection with similar underwritten offerings;
     (iv) enter into a securities sales agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be in form, substance and scope customary for similar offerings;
     (v) if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 4 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and
     (vi) deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the Holders of a majority in principal amount of the Registrable Securities being sold and the managing underwriters, if any.
The above shall be done at (i) the effectiveness of such Shelf Registration Statement (and each post-effective amendment thereto) and (ii) each closing under any underwriting agreement as and to the extent required thereunder;
     (p) in the case of a Shelf Registration or if a Prospectus is required to be delivered by any Participating Broker-Dealer in the case of an Exchange Offer, make available for inspection by representatives of the Holders of the Registrable Securities, any lead managing underwriters participating in any disposition pursuant to a Shelf Registration Statement, any Participating Broker-Dealer and any counsel or accountant retained by any of the foregoing, at reasonable times and in a reasonable manner, all financial and other records, pertinent corporate documents and properties of the Co-Issuers and the Guarantors reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Co-Issuers and the Guarantors to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Registration Statement, and make such representatives of the Co-Issuers and the Guarantors available for discussion of such documents as shall be reasonably requested by the Initial Purchasers or any underwriter; provided that if any such information is reasonably identified by the Co-Issuers and the Guarantors as being confidential or proprietary, each person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or a derogation of the rights, interests or duties of any underwriter;
     (q) (i) in the case of an Exchange Offer Registration Statement, a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus

forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Initial Purchasers and to counsel to the Holders of Registrable Securities and make such changes in any such document prior to the filing thereof as the Initial Purchasers or counsel to the Holders of Registrable Securities may reasonably request in a timely manner under the circumstances and, except as otherwise required by applicable law, not file any such document in a form to which the Initial Purchasers on behalf of the Holders of Registrable Securities and counsel to the Holders of Registrable Securities shall not have previously been advised and furnished a copy of or to which the Initial Purchasers on behalf of the Holders of Registrable Securities or counsel to the Holders of Registrable Securities shall reasonably object within three Business Days of receipt of the applicable document, and make the representatives of the Co-Issuers and the Guarantors available for discussion of such documents as shall be reasonably requested by the Initial Purchasers; and
     (ii) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Holders of Registrable Securities, to the Initial Purchasers, to counsel for the Holders and to the underwriter or underwriters of an underwritten offering of Registrable Securities, if any, make such changes in any such document prior to the filing thereof as the Initial Purchasers, the counsel to the Holders or the underwriter or underwriters reasonably request and, except as otherwise required by applicable law, not file any such document in a form to which the Majority Holders, the Initial Purchasers on behalf of the Holders of Registrable Securities, counsel for the Holders of Registrable Securities or any underwriter shall not have previously been advised and furnished a copy of or to which the Majority Holders, the Initial Purchasers of behalf of the Holders of Registrable Securities, counsel to the Holders of Registrable Securities or any underwriter shall reasonably object within three Business Days of receipt of the applicable document, and make the representatives of the Co-Issuers and the Guarantors available for discussion of such document as shall be reasonably requested by the Holders of Registrable Securities, the Initial Purchasers on behalf of such Holders, counsel for the Holders of Registrable Securities or any underwriter.
     (r) in the case of a Shelf Registration, use its commercially reasonable efforts to cause all Registrable Securities to be listed on any securities exchange on which similar debt securities issued by the Co-Issuers or any Guarantor are then listed if requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any;
     (s) in the case of a Shelf Registration, use their commercially reasonable efforts to cause the Registrable Securities to be rated by the appropriate rating agencies, if so requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any;

     (t) otherwise comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;
     (u) reasonably cooperate and assist in any filings required to be made with FINRA and, in the case of a Shelf Registration, in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter” that is required to be retained in accordance with the rules and regulations of FINRA); and
     (v) upon consummation of an Exchange Offer or a Private Exchange, obtain a customary opinion of counsel to the Co-Issuers and the Guarantors addressed to the Trustee as so may be required under the Indenture.
          In the case of a Shelf Registration Statement, the Co-Issuers may (as a condition to such Holder’s participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Co-Issuers such information regarding the Holder (including, without limitation, a customary selling holder questionnaire) and the proposed distribution by such Holder of such Registrable Securities as the Co-Issuers may from time to time reasonably request in writing.
          In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Co-Issuers of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof, and, if so directed by the Co-Issuers, such Holder will deliver to the Co-Issuers (at their expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.
          In the event that the Co-Issuers and the Guarantors fail to effect the Exchange Offer or file any Shelf Registration Statement and maintain the effectiveness of any Shelf Registration Statement as provided herein, neither the Co-Issuers nor any Guarantor shall file any Registration Statement with respect to any securities (within the meaning of Section 2(1) of the 1933 Act) of the Co-Issuers or any Guarantor, other than Registrable Securities.
          If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Majority Holders of such Registrable Securities included in such offering and shall be acceptable to the Co-Issuers. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, un-

derwriting agreements and other documents required under the terms of such underwriting arrangements.
          4. Indemnification; Contribution.
          (a) The Co-Issuers and the Guarantors agree jointly and severally to indemnify and hold harmless the Initial Purchasers, each Holder, each Participating Broker-Dealer, each Person who participates as an underwriter (any such Person being an “Underwriter”) and each Person, if any, who controls any Holder or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:
     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) below) any such settlement is effected with the written consent of the Co-Issuers; and
     (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;
provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Co-Issuers by the Holder or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

          (b) Each Holder severally, but not jointly, agrees to indemnify and hold harmless the Co-Issuers, the Guarantors, the Initial Purchasers, each Underwriter and the other selling Holders, and each of their respective directors and officers, and each Person, if any, who controls the Co-Issuers, a Guarantor, the Initial Purchasers, any Underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Co-Issuers by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.
          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the reasonable fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
          (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (e) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Co-Issuers and the Guarantors on the one hand and the Holders and the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.
          The relative fault of the Co-Issuers and the Guarantors on the one hand and the Holders and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Co-Issuers and/or the Guarantors, the Holders or the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          The Co-Issuers, the Guarantors, the Holders and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Holders and/or Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.
          Notwithstanding the provisions of this Section 4, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discount received by it in connection with its purchase of the Securities exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
          No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          For purposes of this Section 4, each Person, if any, who controls an Initial Purchaser or Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director of the Co-Issuers or any Guarantor, and each Person, if any, who controls the Co-Issuers or any Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Co-Issuers or such Guarantor, as applicable. The Ini-

tial Purchasers’ respective obligations to contribute pursuant to this Section 4 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A to the Purchase Agreement and not joint.
          5. Miscellaneous.
          5.1. Rule 144A. If the Co-Issuers cease to be required to file reports under the 1934 Act, the Co-Issuers covenant that they will, upon the request of any Holder of Registrable Securities: (a) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act, and (b) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Co-Issuers will deliver to such Holder a written statement as to whether it has complied with such requirements.
          5.2. No Inconsistent Agreements. Neither of the Co-Issuers nor any Guarantor has entered into, and neither of the Co-Issuers nor any Guarantor will after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Co-Issuers’ or any Guarantor’s other issued and outstanding securities under any such agreements.
          5.3. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Co-Issuers have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure.
          5.4. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by such Holder to the Co-Issuers by means of a notice given in accordance with the provisions of this Section 5.4, which address initially is the address set forth in the Purchase Agreement with respect to the Initial Purchasers; and (b) if to the Co-Issuers or any Guarantor, initially at the Co-Issuers’ address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 5.4.
          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture, at the address specified in such Indenture.
          5.5. Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.
          5.6. Third Party Beneficiaries. The Initial Purchasers (even if the Initial Purchasers are not Holders of Registrable Securities) shall be third party beneficiaries to the agreements made hereunder between the Co-Issuers and the Guarantors, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. Each Holder of Registrable Securities shall be a third party beneficiary to the agreements made hereunder between the Co-Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.
          5.7. Specific Enforcement. Without limiting the remedies available to the Initial Purchasers and the Holders, the Co-Issuers acknowledge that any failure by the Co-Issuers to comply with their obligations under Sections 2.1 through 2.4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Co-Issuers’ obligations under Sections 2.1 through 2.4 hereof.
          5.8. Restriction on Resales. Until the expiration of one year after the original issuance of the Notes and the Guarantees, the Co-Issuers and the Guarantor will not, and will cause their “affiliates” (as such term is defined in Rule 144(a)(1) under the 1933 Act) not to, resell any Securities that are “restricted securities” (as such term is defined under Rule 144(a)(3) under the 1933 Act) that have been reacquired by any of them and shall immediately upon any purchase of any such Securities submit such Securities to the Trustee for cancellation.
          5.9. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          5.10. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          5.11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.
          5.12. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
          5.13. [Reserved].
          5.14. Consent to Jurisdiction. Each of the Co-Issuers and each of the Guarantors irrevocably consents and agrees that any legal action, suit or proceeding brought against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement or the transactions contemplated hereby may be brought in the courts of the State of New York or the courts of the United States of America located in the County of New York and, until all amounts due and to become due hereunder, if any, have been paid, or until any such legal action, suit or proceeding commenced prior to such payment has been concluded, hereby irrevocably consents and irrevocably submits to the non-exclusive jurisdiction of each such court in person and, generally and unconditionally with respect to any action, suit or proceeding for themselves.
          5.15. Appointment of Agent for Service of Process.
          (a) The Co-Issuers and each Guarantor hereby irrevocably consent and agree to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding brought against them with respect to their obligations, liabilities or any other matter arising out of or in connection with this Agreement, by serving a copy thereof upon any employee of either Co-Issuer or any Guarantor (in such capacity, the “Co-Issuers’ Process Agent”) at any business location that either of the Co-Issuers or any Guarantor may maintain from time to time in the United States including, without limitation, at the offices of Navios Corporation located at 825 Third Avenue, 34th Floor, New York, New York 10022.
          (b) If at any time neither the Co-Issuers nor any Guarantor maintains a bona fide business location in the State of New York, then the Co-Issuers and the Guarantors shall promptly (and in any event within 10 days) irrevocably designate, appoint and empower CT Corporation System, with offices currently at 111 Eighth Avenue, New York, New York 10011 (or such other third party corporate service provider of national standing as may be reasonably acceptable to the Representative), as their designee, appointee and agent to receive, accept and ac-

knowledge for and on their behalf service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against them in any such United States or state court located in the County of New York with respect to their obligations, liabilities or any other matter arising out of or in connection with this Agreement and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts (the “Third Party Process Agent”; each of the Co-Issuers’ Process Agent and the Third Party Process Agent, a “Process Agent”) and pay all fees and expenses required by the Third Party Process Agent in connection therewith. If for any reason such Third Party Process Agent hereunder shall cease to be available to act as such, each of the Co-Issuers and each of the Guarantors agrees to designate a new Third Party Process Agent in the County of New York on the terms and for the purposes of this Section 5.15 reasonably satisfactory to the Representative.
          (c) Each of the Co-Issuers and each of the Guarantors further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against them arising out of or in connection with this Agreement by (i) serving a copy thereof upon any of the relevant Process Agents specified in clauses (a) and (b) above, or (ii) or by mailing copies thereof by registered or certified air mail, postage prepaid, to the Co-Issuers, at the address specified in or designated pursuant to this Agreement (including by reference pursuant to Section 5.4). Each of the Co-Issuers and each of the Guarantors agrees that the failure of any Process Agent, to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon.
          (d) Nothing herein shall in any way be deemed to limit the ability of any Initial Purchaser (or Holder or other third party beneficiary hereunder) to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Co-Issuers or the Guarantors or bring actions, suits or proceedings against them in such other jurisdictions, and in such manner, as may be permitted by applicable law.
          (e) Each of the Co-Issuers and each of the Guarantors hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement brought in the United States federal courts located in the County of New York or the courts of the State of New York located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
          (f) The provisions of this Section 5.15 shall survive any termination of this Agreement, in whole or in part.
          5.16. Waiver of Immunities. To the extent that a Co-Issuer, a Guarantor or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, each of the Co-Issuers and each of the Guarantors hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.
          5.17. Foreign Taxes. All payments by the Co-Issuers or a Guarantor to each of the Initial Purchasers hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any and all present and future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereinafter imposed, levied, collected, withheld or assessed by any jurisdiction of formation of the Co-Issuers and the Guarantors or any other jurisdiction in which the Co-Issuers or a Guarantor has an office from which payment is made or deemed to be made, excluding (i) any such tax imposed by reason of such Initial Purchaser having some connection with any such jurisdiction other than its participation as Initial Purchaser hereunder, and (ii) any income or franchise tax on the overall net income of such Initial Purchaser imposed by the United States or by the State of New York or any political subdivision of the United States or of the State of New York (all such non-excluded taxes, “Foreign Taxes”). If either of the Co-Issuers or a Guarantor is prevented by operation of law or otherwise from paying, causing to be paid or remitting that portion of amounts payable hereunder represented by Foreign Taxes withheld or deducted, then amounts payable under this Agreement shall, to the extent permitted by law, be increased to such amount as is necessary to yield and remit to each Initial Purchaser an amount which, after deduction of all Foreign Taxes (including all Foreign Taxes payable on such increased payments) equals the amount that would have been payable if no Foreign Taxes applied. For avoidance of doubt, this Section 5.17 shall not apply to the repayment of Additional Interest under Section 2.5, which shall be governed by Section 4.20 of the Indenture.
          5.18. Judgment Currency. Each of the Co-Issuers and each of the Guarantors agrees to indemnify the Initial Purchasers (or any third party beneficiary hereunder) against any loss incurred by any such person as a result of any judgment or order being given or made against the Co-Issuers or a Guarantor for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “Judgment Currency”) other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange in The City of New York at which such party on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by such party if such party had utilized such amount of Judgment Currency to purchase United States dollars as promptly as practicable upon such party’s receipt thereof. The foregoing indemnity shall constitute a separate and independent obligation of the Co-Issuers and the Guarantors and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NAVIOS MARITIME ACQUISITION CORPORATION
By:	/s/ Leonidas Korres
	Name:	Leonidas Korres
	Title:	Chief Financial Officer

NAVIOS ACQUISITION FINANCE (US) INC.
By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	President/Secretary

GUARANTORS: SHINYO DREAM LIMITED SHINYO KANNIKA LIMITED SHINYO LOYALTY LIMITED SHINYO NAVIGATOR LIMITED SHINYO OCEAN LIMITED SHINYO SAOWALAK LIMITED SHINYO KIERAN LIMITED
By:	/s/ Alexandros Laios
	Name:	Alexandros Laios
	Title:	Authorized Signatory

AMORGOS SHIPPING CORPORATION
ANDROS SHIPPING CORPORATION
ANTIPAROS SHIPPING CORPORATION
CRETE SHIPPING CORPORATION
IKARIA SHIPPING CORPORATION
IOS SHIPPING CORPORATION
KOS SHIPPING CORPORATION
MYTILENE SHIPPING CORPORATION
RHODES SHIPPING CORPORATION
SIFNOS SHIPPING CORPORATION
SKIATHOS SHIPPING CORPORATION
SKOPELOS SHIPPING CORPORATION
SYROS SHIPPING CORPORATION
THERA SHIPPING CORPORATION
TINOS SHIPPING CORPORATION,
AEGEAN SEA MARITIME HOLDINGS INC.

BY:	/s/ Vasiliki Papaefthymiou
NAME: Vasiliki Papaefthymiou
TITLE: Secretary

Confirmed and accepted as
of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

For itself and as Representative of the other
Initial Purchasers named in Schedule B hereto.

By:	/s/ Hutch Pegler
	Name:	Hutch Pegler
	Title:	Managing Director

Schedule A
Guarantors
AEGEAN SEA MARITIME HOLDINGS INC.
SHINYO DREAM LIMITED
SHINYO KANNIKA LIMITED
SHINYO LOYALTY LIMITED
SHINYO NAVIGATOR LIMITED
SHINYO OCEAN LIMITED
SHINYO SAOWALAK LIMITED
THERA SHIPPING CORPORATION
TINOS SHIPPING CORPORATION
AMINDRA NAVIGATION CO.
AMORGOS SHIPPING CORPORATION
ANDROS SHIPPING CORPORATION
ANTIPAROS SHIPPING CORPORATION
CRETE SHIPPING CORPORATION
FOLEGANDROS SHIPPING CORPORATION
IKARIA SHIPPING CORPORATION
IOS SHIPPING CORPORATION
KOS SHIPPING CORPORATION
MYTILENE SHIPPING CORPORATION
RHODES SHIPPING CORPORATION
SERIFOS SHIPPING CORPORATION
SHINYO KIERAN LIMITED
SIFNOS SHIPPING CORPORATION
SKIATHOS SHIPPING CORPORATION
SKOPELOS SHIPPING CORPORATION
SYROS SHIPPING CORPORATION

Schedule B
Initial Purchasers
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
S. Goldman Advisors LLC
Credit Agricole Securities (USA) Inc.
DVB Capital Markets LLC
Cantor Fitzgerald & Co.